                                                                    EXHIBIT 10.5

                                 ACTIVCARD S.A.

                           1997 U.S. STOCK OPTION PLAN

      In accordance with articles 208-1 to 208-2 of the French Commercial Act of July 24, 1966 (the "Commercial Companies Act"), the general meeting of the shareholders of ACTIVCARD S.A. ("ACTIVCARD S.A.") held on May 31, 1996, and on September 26, 1996, and June 17, 1997, approved the establishment of a stock option plan (the "1997 Plan") for full-time employees of ACTIVCARD S.A. and of its subsidiaries; in particular, the U.S. subsidiary ACTIVCARD, Inc. ("ActivCard US"). The purpose of this document is to set forth the terms and conditions for the grant of options to employees of ActivCard US under the 1997 Plan, as determined by the Board of Directors of ACTIVCARD S.A. taking into account the modifications resulting from the last resolution adopted by the General Meeting of Shareholders on September 26, 1996:

1.    DEFINITIONS.  As used herein, the following definitions shall apply:

      (A) "ADMINISTRATOR" means the Board or any Committee appointed to administer the Plan.

      (B) "APPLICABLE LAWS" means the legal requirement relating to the administration of stock option plans, if any, under applicable provision of U.S. federal securities laws, California corporate and securities laws, the Code, the rules of any applicable stock exchange or national markets system, and provisions of French Law applicable to Options granted by companies organized under the laws of France.

      (C)   "BOARD" means the Board of Directors of the Company.

      (D)   "CODE" means the Internal Revenue Code of 1986, as amended.

      (E) "COMMITTEE" means any committee appointed by the Board to administer the Plan.

      (F)   "COMPANY" means ACTIVCARD S.A.

      (G) "CONTINUOUS STATUS AN EMPLOYEE, CONSULTANT OR DIRECTOR" means that the employment relationship, consulting relationship or directorship with the Company, any Parent or Subsidiary, is not interrupted or terminated.

      (H) "EMPLOYEE" means any person, including an officer or director, who is a full-time employee of the Company or any Parent or Subsidiary.

      (I) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (J) "FAIR MARKET VALUE" means as of any date, the French franc value of the U.S. dollar value of a Share, calculated with reference to the NOON buying rate reported by the Federal Reserve Bank of New York (expressed in francs per $1.00) determined as follows:

            (I) If the shares are listed on any established stock exchange or a national market system, including without limitation the [EASDAQ] the Nasdaq National Market or the Nasdaq Small Cap Market of the Nasdaq Stock Market, the Fair Market Value of a Share shall be THE CLOSING SALES PRICE FOR SUCH SHARE (or the closing bid, if no sales were reported) as quoted on such system or exchange or the day of determination, as reported in THE WALL STREET JOURNAL or such source as the Board deems reliable;

            (II) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market value of a Share shall be the means between the high bid and low asked prices for the Shares on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

            (III) In the absence of an established market for the Shares or the Ordinary Shares, the Fair Market Value shall be determined in good faith by the Board.

      (K) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      (L) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      (M)   "OPTION" means a stock option granted pursuant to the Plan.

      (N) "OPTION AGREEMENT" means the written or electronic agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

      (O)   "OPTIONED STOCK" means the Shares subject to an Option.

      (P)   "OPTIONEE" means an Employee who receives an Option under the Plan.

      (Q) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (R)   "PLAN" means this 1997 U.S. Stock Option Plan.

      (S)   "SHARE" means an Ordinary share of the Company.

      (T) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.   STOCK SUBJECT TO THE PLAN.

     (A) Subject to the provisions of Section 9, below, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,200,000 Shares. The Shares may be authorized, but unissued, or reacquired Shares.

     (B) If any Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option exchange program, such unissued Shares shall become available for future grant under the Plan. Shares that actually have been issued under the Plan shall not be become available for future distribution under the Plan.

3.   ADMINISTRATION OF THE PLAN.

     (A) PLAN ADMINISTRATOR. The Plan shall be administered by (A) the Board or (B) a Committee (or a subcommittee of such Committee) designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

     (B) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

           (I) to select the Employees to whom Options may be granted form time to time hereunder;

           (II) to determine whether and to what extent Options are granted hereunder;

           (III) to determine the number of Shares to be covered by each Option granted hereunder;

           (IV)   to approve forms of Option Agreement for use under the Plan;

           (V) to determine the terms and conditions of any Option granted hereunder;

           (VI) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of France and to afford Optionees favorable treatment under such laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

           (VII) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; and

           (VIII) to take such other actions, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     (C) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

4. ELIGIBILITY. Options may be granted only to full-time Employees who are not employees of the Company for French tax purposes. An [EMPLOYEE] who has been granted an Option may, if otherwise eligible, be granted additional Options.

5.   TERMS AND CONDITIONS OF OPTIONS.

     (A) DESIGNATION OF OPTIONS. Each Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

     (B) CONDITIONS OF OPTION. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option.

     (C) TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years form the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     (D) NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     (E) TIME OF GRANTING OPTIONS. The date of grant of an Option shall for all purposes, be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

6.   OPTION EXERCISE PRICE AND CONSIDERATION; TAXES

     (A)   INCENTIVE STOCK OPTIONS.  In the case of an Incentive Stock Option:

           (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.


           (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (B)   NON-QUALIFIED STOCK OPTION.  In the case of a Non-Qualified Stock
Option:

           (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

           (B) granted to any person other than a person described in the preceding paragraph, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

     (C) CONSIDERATION. Subject to Applicable Laws, the method of payment for Shares to be issued upon exercise of an Option shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).

     (D) TAXES. No Shares shall be delivered under the Plan to any Optionee or other person until such Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Option the Company shall withhold or collect from Optionee an amount sufficient to satisfy such tax obligations.

7.   EXERCISE OF OPTION.

     (A)   PROCEDURE FOR EXERCISE: RIGHTS AS A SHAREHOLDER.

           (I) Any Option granted hereunder shall vest and become exercisable as follows: twenty-five percent (25%) of the Shares subject to the Option shall vest one year after the Option's vesting Commencement Date (as set forth in the Optionee's Notice of Grant), and one forty-eighth (1/48) of the Shares subject to the Option shall vest each month thereafter; provided that the Optionee's Continuous Status as an Employee, Consultant or Director has not terminated on such dates.

           (II) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Optioned Stock, notwithstanding the exercise of an Option. The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in the Option Agreement or Section 9(a), below.

     (B) EXERCISE OF OPTION FOLLOWING TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR RELATIONSHIP. In the event of termination of an Optionee's Continuous Status as an Employee (other than by reason of disability) such Optionee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. If the Optionee should die within three (3) months after the date of such termination, the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination within six (6) months of the Optionee's date of death, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement.

     (C) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months form the date of such termination (an in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(c)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (D) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

8.  CONDITIONS UPON ISSUANCE OF SHARES.

     (A) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and, to the extent deemed necessary, shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (B) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

9.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR SALE OF ASSETS.

     (A) If the Company carries out any of the financial operations referred to in article 195, paragraphs 5 and 6 of article 196, paragraphs 1 and 3, of the French Companies Law, the Board shall, under the conditions prescribed by law, adjust the number and price of Shares underlying outstanding Options, in order to take account of the effects of the financial operation. At the time any such operation is carried out, the Board of Directors may temporarily suspend option exercise rights for the period during which the registered capital for the Company must remain unchanged.

     (B) In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

10. TERMS OF PLAN. Options may be granted under these Plan for a period of five (5) years form the date the Plan was first authorized by the extraordinary general meeting of the Company's shareholders (May 31, 1996).

11.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

     (A) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (B) No Option may be granted during any suspension of the Plan or after termination for the Plan.

     (C) Any amendment, suspension or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and sighed by the Optionee and the Company.

12.  RESERVATION OF SHARES.

     (A) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     (B) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13. NO EFFECT ON TERMS OF EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

14. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies for financial statements as is presented to the annual ordinary general meeting of the shareholders called to approve the financial statements of the Company.

                     ACTIVCARD S.A. 1997 U.S. STOCK OPTION PLAN

                               STOCK OPTION AGREEMENT

I.   NOTICE OF STOCK OPTION GRANT

     Optionee's Name and Address:       Douglas Kernan
                                        17259 Deer Park Road
                                        Los Gatos, CA 95032

     You have been granted an option to purchase shares of Ordinary Shares of the Company, subject to the terms and conditions of the 1997 Plan and this Option Agreement, as follows:


     Grant Number                       9721

     Date of Grant                      7/28/97

     Vesting Commencement Date          6/16/97

     Exercise Price per Share           $5.75

     Total Number of Shares Granted     70,000

     Total Exercise Price               $402,500.00

     Type of Option:                    $400,000.00   Incentive Stock Option
                                        -------------

                                        $2,500.00     Non-Qualified Stock Option
                                        -------------

     Term/Expiration Date:              6/15/04

VESTING SCHEDULE:

     Subject to other limitations set forth in this Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48th of the Shares subject to the Option shall vest each month thereafter, so long as Optionee's Continuous Status as an Employee, Consultant or Director has not terminated on such dates.

TERMINATION PERIOD:

     This Option may be exercised for three (3) months after termination of the Optionee's Continuous Status as an Employee, Consultant or Director, or such longer period as may be applicable upon death or disability of Optionee as provided in the 1997 Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. ACTIVCARD S.A., a corporation organized under the laws of France, (the "Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Ordinary Shares (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Company's 1997 Stock Option Plan (the "1997 Plan"), and the 1997 U.S. Stock Option Plan (the "Plan") which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in the Notice of Stock Option Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a Non-Qualified Stock Option.

     2.  EXERCISE OF OPTION.

         (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of termination of Optionee's Continuous Status as an Employee, Director or Consultant, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

         (b) METHOD OF EXERCISE. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

              No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         (c) TAXES. No Shares will be issued to the Optionee or any other person pursuant to the exercise of the Option until the Optionee or such other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee; provided, however, that such exercise method does not then violate Applicable
Laws:

         (a)  cash;

         (b)  check;

         (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

         (d) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of Applicable Laws.

     6. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

     7. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     8. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND

REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
           (a) EXERCISE OF INCENTIVE STOCK OPTION. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

           (b) EXERCISE OF NON-QUALIFIED STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee wil be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

           (c) DISPOSITION OF SHARES. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after receipt of the Shares and two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within such periods, any gain realized on such disposition wil be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

      9.  LOCK-UP AGREEMENT.

           (a) AGREEMENT. Optionee, if requested by the Company and the lead underwriter of any public offering of the Ordinary Shares or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale for, pledge or otherwise transfer or dispose of any interest in any Ordinary Shares or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Ordinary Shares (except Ordinary Shares included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Ordinary Shares until the end of such period. The Company and

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

Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 9.

           (b) PERMITTED TRANSFERS. Notwithstanding the foregoing, Section 9(a) shall not prohibit Optionee from transferring any shares of Ordinary Shares or securities convertible into or exchangeable or exercisable for the Company's Ordinary Shares, to the extent such transfer is not otherwise prohibited by this Agreement, either during Optionee's lifetime or on death by will or intestacy to Optionee's immediate family or to a trust the beneficiaries of which are exclusively the Optionee and/or a member or members of Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions hereof. For the purposes of this subsection, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the tranferor.

           (c) NO AMENDMENT WITHOUT CONSENT OF UNDERWRITER. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Ordinary Shares until the earlier of (i) the expiration of the lock-up period specified in Section 9(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of the Section 9 may not be amended or waived except with the consent of the Lead Underwriter.

      10. ENTIRE AGREEMENT; GOVERNING LAW. This 1997 Plan and the Plan are incorporated herein by reference. The 1997 Plan, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertaking and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law, except for that body of law pertaining to conflicts of laws.

      11. HEADINGS. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

      12. INTERPRETATION. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

                                             ACTIVCARD S.A., a corporation
                                             organized under the laws of France.

                                             By: /s/ [ILLEGIBLE]
                                                ------------------------------


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



                                                           Its:
                                                               -------------

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY OPTIONEE'S CONTINUED EMPLOYMENT, CONSULTANCY OR DIRECTORSHIP AT THE WILL OF THE COMPANY OR ACTIVCARD, INC. (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE 1996 PLAN OR THE PLAN WHICH ARE INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUING AS AN EMPLOYEE, CONSULTANT OR DIRECTOR OF THE COMPANY OR ACTIVCARD, INC., NOR SHALL IT INTERFERE IN ANY WAY WITH THE COMPANY'S RIGHT OR ACTIVCARD, INC.'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the 1997 Plan and the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the 1997 Plan, the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advise of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the 1997 Plan, the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:  August 15, 1997
      ----------------------
       Signed: /s/  Douglas Kernan
              -------------------------
                               Optionee


                              Residence Address:
                                   17259 DEER PARK RD
                              -------------------------------------------------
                                   Los Gatos, CA
                              -------------------------------------------------
                                              95032
                              -------------------------------------------------


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